UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 7, 2010

(Exact name of registrant as specified in its charter)

Connecticut	1-15052	06-1541045
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

157 Church Street, New Haven, Connecticut		06506
(Address of principal executive offices)		(Zip Code)

Registrant's Telephone Number,
Including Area Code		(203) 499-2000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On December 30, 2009, the Department of Public Utility Control (DPUC) approved a proposal by the United Illuminating Company (UI), a wholly owned subsidiary of UIL Holdings Corporation (the Registrant) for rates effective January 1, 2010.  The resulting impact is no change in the total rate for a residential rate R customer on UI’s standard service.

The approved proposal includes the previously approved distribution rate increase, the cash recovery of the 2009 pension regulatory asset of $10.2 million along with an additional $11.4 million for UI’s current estimate of 2010 pension expense not previously included in rates.  The 2009 pension regulatory asset will be fully recovered in rates in 2010; accordingly, it will be removed from rates effective February 4, 2011.

Accelerated recovery of the approved distribution rate increase from February 4, 2010 to January 1, 2010 will result in an offset to the decoupling adjustment for rate year 2009, which is to be filed no later than April 3, 2010.  Attached is the referenced final decision in Docket No. 08-07-04RE01 as well as UI’s December 14, 2009 letter filing detailing the various approved adjustments to distribution rates.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits – The following exhibits are filed as part of this report:

99
UI letter dated December 14, 2009 to the Department of Public Utility Control in Docket No. 10-01-02 – Administrative Proceeding to Incorporate DPUC Approved Power Supply Procurement Results into The United Illuminating Company's Standard Service and Last Resort Service Rates and Charges Effective January 1, 2010 - REVISED

99.1
Department of Public Utility Control decision dated December 30, 2009 in Docket No. 08-07-04RE01 -- Application of The United Illuminating Company to Increase its Rates and Charges – Pension and OPEB Expenses

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UIL HOLDINGS CORPORATION
Registrant

Date: 1/7/10	By /s/ Richard J. Nicholas
Richard J. Nicholas
Executive Vice President
and Chief Financial Officer

Exhibit Index

Exhibit	Description
99
UI letter dated December 14, 2009 to the Department of Public Utility Control in Docket No. 10-01-02 – Administrative Proceeding to Incorporate DPUC Approved Power Supply Procurement Results into The United Illuminating Company's Standard Service and Last Resort Service Rates and Charges Effective January 1, 2010 - REVISED

99.1
Department of Public Utility Control decision dated December 30, 2009 in Docket No. 08-07-04RE01 -- Application of The United Illuminating Company to Increase its Rates and Charges – Pension and OPEB Expenses